Exhibit 24

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ P. A. Woertz
Patricia A. Woertz

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ Alan L. Boeckmann
Alan L. Boeckmann

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ Mollie Carter
Mollie Hale Carter

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ Terrell K. Crews
Terrell K. Crews

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ P. Dufour
Pierre Dufour

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ D. E. Felsinger
Donald E. Felsinger

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ Antonio Maciel Neto
Antonio Maciel Neto

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ Patrick J. Moore
Patrick J. Moore

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ Thomas F. O’Neill
Thomas F. O’Neill

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ Francisco Sanchez
Francisco Sanchez

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ Daniel Shih
Daniel Shih

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. CAMERON FINDLAY and RAY G. YOUNG, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre- and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; preferred stock of said Company; contracts to purchase common stock or preferred stock of said Company; units comprised of one or more of the foregoing; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 6th day of August, 2014.

/s/ Kelvin R. Westbrook
Kelvin R. Westbrook